AMERITAS LIFE INSURANCE CORP.
                                  ("AMERITAS")
                      AMERITAS VARIABLE SEPARATE ACCOUNT V
                      AMERITAS VARIABLE SEPARATE ACCOUNT VL
                     AMERITAS VARIABLE SEPARATE ACCOUNT VA-2
                      AMERITAS VARIABLE SEPARATE ACCOUNT VA
                              ("Separate Accounts")

                                 Supplement to:
         OVERTURE LIFE SPVUL, OVERTURE APPLAUSE!, OVERTURE APPLAUSE! II,
            OVERTURE ENCORE!, OVERTURE BRAVO!, Corporate Benefit VUL
                Allocator 2000, Regent 2000, and Executive Select
          OVERTURE Annuity, OVERTURE Annuity II, OVERTURE Annuity III,
         OVERTURE Annuity III-Plus, OVERTURE ACCLAIM!, OVERTURE ACCENT!
                   Allocator 2000 Annuity and Designer Annuity
                         Prospectuses Dated May 1, 2007
              OVERTURE OVATION!, Protector hVUL and OVERTURE MEDLEY!
                         Prospectuses Dated May 1, 2008
                         Supplement Dated June 18, 2008

At a meeting held on June 5, 2008, CVS Social Balanced Portfolio's Board of Directors approved the removal of SSgA Funds Management, Inc. as a subadvisor for the portfolio.

Therefore, the Ameritas prospectuses are amended by removing the reference to SSgA Funds Management, Inc. in the portfolio objectives chart found in the Separate Account Variable Investment Options section.


All other provisions of your Policy remain as stated in your Policy and prospectus, as previously amended. Please see the CVS Social Balanced Portfolio prospectus and supplement for more information.

          Please retain this Supplement with the current prospectus for your variable Policy issued by Ameritas Life Insurance Corp.
                 If you do not have a current prospectus, please
                      contact Ameritas at 1-800-745-1112.